Exhibit 10.21

February •, 2012

LPATH, INC.

SUBSCRIPTION AGREEMENT

Lpath, Inc.

4025 Sorrento Valley Blvd.

San Diego, CA 92121

Ladies and Gentlemen:

The undersigned (the “Investor”) hereby confirms its agreement with Lpath, Inc., a Nevada corporation (the “Company”), as follows:

1.             This Subscription Agreement, including the Terms and Conditions for Purchase of Units attached hereto as Annex I (collectively, this “Agreement”) is made as of the date set forth below between the Company and the Investor.

2.             The Company has authorized the sale and issuance to certain investors of up to an aggregate of • units (the “Units”), subject to adjustment by the Company’s Board of Directors or a committee thereof, with each Unit consisting of: (i) one share (the “Share,” collectively, the “Shares “) of its Class A common stock, par value $0.001 per share (the “Common Stock”), and (ii) • of a warrant (the “Warrant ,” collectively, the “Warrants”) to purchase one share of Common Stock (and the fractional amount being the “Warrant Ratio”), in substantially the form attached hereto as Exhibit B, for a purchase price of $• per Unit (the “Purchase Price”).  Units will not be issued or certificated and will not trade on any exchange or be listed for quotation on any market.  The Shares and Warrants are immediately separable and will be issued separately.  The shares of Common Stock issuable upon exercise of the Warrants are referred to herein as the “Warrant Shares” and, together with the Units, the Shares and the Warrants, are referred to herein as the “Securities”).

3.             The offering and sale of the Units (the “Offering”) are being made pursuant to: (a) an effective Registration Statement on Form S-1, No. 333-178352 (the “Registration Statement”) filed by the Company with the Securities and Exchange Commission (the “Commission”), including the Preliminary Prospectus contained therein (the “Preliminary Prospectus”), (b) if applicable, certain “free writing prospectuses” (as that term is defined in Rule 405 under the Securities Act of 1933, as amended (the “Act”)), that have been or will be filed, if required, with the Commission and delivered to the Investor on or prior to the date hereof (the “Issuer Free Writing Prospectus”), containing certain supplemental information regarding the Securities, the terms of the Offering and the Company and (c) a final Prospectus (the “Prospectus”) containing certain supplemental information regarding the Securities and terms of the Offering that will be filed with the Commission and delivered to the Investor (or made available to the Investor by the filing by the Company of an electronic version thereof with the Commission).

4.             The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor the Units set forth below for the aggregate purchase price set forth below.  The Units shall be purchased pursuant to the Terms and Conditions for Purchase of Units attached hereto as Annex I and incorporated herein by this reference as if fully set forth herein.  The Investor acknowledges that the Offering is not being underwritten by Morgan Joseph TriArtisan LLC, Summer Street Research Partners or Aegis Capital Corp. the placement agents for the Offering (the “Placement Agents”), and that there is no minimum offering amount.

5.             The manner of settlement of the Shares included in the Units purchased by the Investor shall be determined by such Investor as follows (check one):

☐                                    A.            Delivery by crediting the account of the Investor’s prime broker (as specified by such Investor on Exhibit A annexed hereto) with the Depository Trust Company (“DTC”) through its Deposit/Withdrawal At Custodian (“DWAC”) system, whereby Investor’s prime broker shall initiate a DWAC transaction on the Closing Date (as defined on Annex I hereto) using its DTC participant identification number, and released by Nevada Agency and Trust Company, the Company’s transfer agent (the “Transfer Agent”), at the Company’s direction.  NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE COMPANY, THE INVESTOR SHALL:

(I)                                    DIRECT THE BROKER-DEALER AT WHICH THE ACCOUNT OR ACCOUNTS TO BE CREDITED WITH THE SHARES ARE MAINTAINED TO SET UP A DWAC INSTRUCTING THE TRANSFER AGENT TO CREDIT SUCH ACCOUNT OR ACCOUNTS WITH THE SHARES, AND

(II)                                REMIT BY WIRE TRANSFER THE AMOUNT OF FUNDS EQUAL TO THE AGGREGATE PURCHASE PRICE FOR THE UNITS BEING PURCHASED BY THE INVESTOR TO THE FOLLOWING ACCOUNT:

[Account information to be provided under separate cover]

— OR —

☐                                    B.            Delivery versus payment (“DVP”) through DTC (i.e., on the Closing Date, the Company shall deliver the Shares registered in the Investor’s name and address as set forth below and released by the Transfer Agent to the Investor through DTC at the Closing directly to the account(s) at the Placement Agent identified by the Investor; upon receipt of such Shares, such Placement Agent shall promptly electronically deliver such Shares to the Investor, and simultaneously therewith payment shall be made by the Placement Agent by wire transfer to the Company).  NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE COMPANY, THE INVESTOR SHALL:

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(I)                                    NOTIFY THE PLACEMENT AGENT OF THE ACCOUNT OR ACCOUNTS AT THE PLACEMENT AGENT TO BE CREDITED WITH THE SHARES BEING PURCHASED BY SUCH INVESTOR, AND

(II)                                CONFIRM THAT THE ACCOUNT OR ACCOUNTS AT THE PLACEMENT AGENT TO BE CREDITED WITH THE SHARES BEING PURCHASED BY THE INVESTOR HAVE A MINIMUM BALANCE EQUAL TO THE AGGREGATE PURCHASE PRICE FOR THE UNITS BEING PURCHASED BY THE INVESTOR.

IT IS THE INVESTOR’S RESPONSIBILITY TO: (A) MAKE THE NECESSARY WIRE TRANSFER OR CONFIRM THE PROPER ACCOUNT BALANCE IN A TIMELY MANNER AND (B) ARRANGE FOR SETTLEMENT BY WAY OF DWAC OR DVP IN A TIMELY MANNER.

IF THE INVESTOR DOES NOT DELIVER THE AGGREGATE PURCHASE PRICE FOR THE UNITS OR DOES NOT MAKE PROPER ARRANGEMENTS FOR SETTLEMENT IN A TIMELY MANNER, THE SHARES AND WARRANTS MAY NOT BE DELIVERED AT CLOSING TO THE INVESTOR OR THE INVESTOR MAY BE EXCLUDED FROM THE CLOSING ALTOGETHER, AT THE COMPANY’S DISCRETION .

6.             The executed Warrant shall be delivered to the Investor by mail to the address set forth on the signature page of this Subscription Agreement.

7.             The Investor represents that, except as set forth below: (a) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (b) it is not a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) or an Associated Person (as such term is defined under FINRA’s NASD Membership and Registration Rules Section 1011) as of the Closing, and (c) neither the Investor nor any group of Investors (as identified in a public filing made with the Commission) of which the Investor is a part in connection with the Offering of the Units, acquired, or obtained the right to acquire, 20% or more of the Common Stock (or securities convertible into or exercisable for Common Stock) or the voting power of the Company on a post-transaction basis.

Exceptions:

(Please provide a listing of exceptions to the foregoing representations.  If no exceptions, write “none.”  If left blank, response will be deemed to be “none.”)

8.             The Investor represents that it has received (or otherwise had made available to it by the filing by the Company of an electronic version thereof with the Commission) the Preliminary Prospectus which is a part of the Company’s Registration Statement, the documents incorporated by reference therein and any free writing prospectus (collectively, the “Disclosure Package”), prior to or in connection with the receipt of this Agreement.  The Investor

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acknowledges that, prior to the delivery of this Agreement to the Company, the Investor will receive certain additional information regarding the Offering, including pricing information (the “Offering Information”).  Such information may be provided to the Investor by any means permitted under the Act, including the Prospectus, a free writing prospectus and oral communications.

9.             No offer by the Investor to buy Units will be accepted and no part of the Purchase Price will be delivered to the Company until the Investor has received the Offering Information and the Company has accepted such offer by countersigning a copy of this Agreement, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to the Company (or a Placement Agent on behalf of the Company) sending (orally, in writing or by electronic mail) notice of its acceptance of such offer.  An indication of interest will involve no obligation or commitment of any kind until the Investor has been delivered the Offering Information and this Agreement is accepted and countersigned by or on behalf of the Company.  The Investor understands and agrees that the Company, in its sole discretion, reserves the right to accept or reject this subscription for Units, in whole or in part.

10.           The Company acknowledges that the only material, non-public information relating to the Company it has provided to the Investor in connection with the Offering prior to the date hereof is the existence of the Offering.

[Signature Page Follows]

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Number of Units:

Purchase Price Per Unit: $

Aggregate Purchase Price: $

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of: , 2012

INVESTOR:

By:
Name:
Title:

Address:

Agreed and Accepted

this          day of                               , 2012:

LPATH, INC.

By:
Name:
Title:

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ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF UNITS

Capitalized terms used but not defined on this Annex I shall have the meanings ascribed to such terms in the Subscription Agreement to which this Annex is attached.

1.                                      Authorization and Sale of the Units.  Subject to the terms and conditions of this Agreement, the Company has authorized the sale of the Units.

2.                                      Agreement to Sell and Purchase the Units; Placement Agents.

2.1           At the Closing (as defined in Section 3.1), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions set forth herein, the number of Units set forth on the last page of the Agreement to which these Terms and Conditions for Purchase of Units are attached as Annex I (the “Signature Page”) for the aggregate purchase price therefor set forth on the Signature Page.

2.2           The Company proposes to enter into substantially this same form of Subscription Agreement with certain other investors (the “Other Investors”) and expects to complete sales of Units to them.  The Investor and the Other Investors are hereinafter sometimes collectively referred to as the “Investors,” and this Agreement and the Subscription Agreements executed by the Other Investors are hereinafter sometimes collectively referred to as the “Agreements.”

2.3           Investor acknowledges that the Company has agreed to pay Morgan Joseph TriArtisan LLC, Summer Street Research Partners and Aegis Capital Corp. (the “Placement Agents”) a placement fee in respect of the sale of Units to the Investor.

2.4           The Company has entered into a Placement Agent Agreement, dated February •, 2012 (the “Placement Agreement”), with the Placement Agents that contains certain representations, warranties, covenants and agreements of the Company, each of which may be relied upon by the Investor as if fully set forth herein.  It is specifically agreed that Investor shall be a third party beneficiary of all such representations, warranties, covenants and agreements of the Company.

3.                                      Closing and Delivery of the Shares, Warrants and Funds.

3.1           Closing.  The completion of the purchase and sale of the Units (the “Closing”) shall occur at a place and time (the “Closing Date”) to be specified by the Company and the Placement Agents, and of which the Investors will be notified in advance by the Placement Agents, in accordance with Rule 15c6-1 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  At the Closing: (a) the Company shall cause the Transfer Agent to deliver to the Investor the number of Shares set forth on the Signature Page registered in the name of the Investor or, if so indicated on the Investor Questionnaire attached hereto as Exhibit A, in the name of a nominee designated by the Investor, (b) the Company shall cause to be delivered to the Investor a Warrant to purchase a number of whole Warrant Shares determined by multiplying the number of Shares set forth on the signature page by the Warrant Ratio and rounding down to the nearest whole number and (c) the aggregate purchase price for the Units being purchased by the Investor will be delivered by or on behalf of the Investor to the Company.

3.2           Conditions to the Obligations of the Parties.

(a)           Conditions to the Company’s Obligations.  The Company’s obligation to issue and sell the Units to the Investor shall be subject to: (i) the receipt by the Company of the purchase price for the Units being purchased hereunder as set forth on the Signature Page and (ii) the accuracy of the representations and warranties made by the Investor and the fulfillment of those undertakings of the Investor to be fulfilled prior to the Closing Date.

(b)           Conditions to the Investor’s Obligations.  The Investor’s obligation to purchase the Units will be subject to the accuracy of the representations and warranties made by the Company and the fulfillment of those undertakings of the Company to be fulfilled prior to the Closing Date, including without limitation, those contained in the Placement Agreement, and to the condition that the Placement Agents shall not have: (i) terminated the Placement Agreement pursuant to the terms thereof or (ii) determined that the conditions to the closing in the Placement Agreement have not been satisfied.  The Investor’s obligations are expressly not conditioned on the purchase by any or all of the Other Investors of the Units that they have agreed to purchase from the Company.  The Investor understands and agrees that, in the event that the Placement Agents in their sole discretion determine that the conditions to closing in the Placement Agreement have not been satisfied or if the Placement Agreement may be terminated for any other reason permitted by the Placement Agreement, then the Placement Agents may, but shall not be obligated to, terminate the Placement Agreement, which shall have the effect of terminating this Subscription Agreement pursuant to Section 14 below.

3.3           Delivery of Funds.

(a)             DWAC Delivery.  If the Investor elects to settle the Shares purchased by such Investor through DTC’s Deposit/Withdrawal at Custodian (“DWAC”) delivery system, no later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall remit to the Company by wire transfer the amount of funds equal to the aggregate purchase price for the Units being purchased by the Investor to the following account:

[Account information to be provided under separate cover]

The Investor acknowledges and agrees that no minimum amount is required to be raised in order for the Company and the Placement Agents to close the Offering.

(b)           Delivery Versus Payment through The Depository Trust Company.  If the Investor elects to settle the Shares purchased by such Investor by delivery versus payment through DTC, no later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall confirm that the account or accounts at a Placement Agent to be credited with the Units being purchased by the Investor have a minimum balance equal to the aggregate purchase price for the Units being purchased by the Investor.

3.4           Delivery of Shares.

(a)           DWAC Delivery.  If the Investor elects to settle the Shares purchased by such Investor through DTC’s DWAC delivery system, no later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall direct the broker-dealer at which the account or accounts to be credited with the Shares being purchased by such Investor are maintained, which broker/dealer shall be a DTC participant, to set up a DWAC instructing Nevada Agency and Trust Company, the Company’s transfer agent (the “Transfer Agent”), to credit such account or accounts with the Shares.  Such DWAC instruction shall indicate the settlement date for the deposit of the Shares, which date shall be provided to the Investor by the Placement Agents.  At the Closing, the Company shall direct the Transfer Agent to credit the Investor’s account or accounts with the Shares pursuant to the information contained in the DWAC.

(b)           Delivery Versus Payment through The Depository Trust Company.  If the Investor elects to settle the Shares purchased by such Investor by delivery versus payment through DTC, no later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall notify a Placement Agent of the account or accounts at such Placement Agent to be credited with the Shares being purchased by such Investor.  On the Closing Date, the Company shall deliver the Shares to the Investor through DTC directly to the account(s) at such Placement Agent identified by Investor and simultaneously therewith payment shall be made by such Placement Agent by wire transfer to the Company.

4.                                      Representations, Warranties and Covenants of the Investor.

The Investor acknowledges, represents and warrants to, and agrees with, the Company and the Placement Agents that:

4.1           The Investor: (a) is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in shares presenting an investment decision like that involved in the purchase of the Securities, including investments in securities issued by the Company and investments in comparable companies, (b) has answered all questions on the Signature Page and the Investor Questionnaire and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date and (c) in connection with its decision to purchase the number of Units set forth on the Signature Page, has received and is relying only upon the Disclosure Package and the documents incorporated by reference therein and the Offering Information.

4.2           (a)  No action has been or will be taken in any jurisdiction outside the United States by the Company or the Placement Agents that would permit an offering of the Units, or possession or distribution of offering materials in connection with the issue of the

Securities in any jurisdiction outside the United States where action for that purpose is required, (b) if the Investor is outside the United States, it will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Securities or has in its possession or distributes any offering material, in all cases at its own expense and (c) the Placement Agents are not authorized to make and have not made any representation, disclosure or use of any information in connection with the issue, placement, purchase and sale of the Securities, except as set forth or incorporated by reference in the Disclosure Package or the Prospectus or any free writing prospectus.

4.3           (a)  The Investor is either an individual or an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (b) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as to the enforceability of any rights to indemnification or contribution that may be violative of the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation).  The Investor’s execution, delivery and performance of this Agreement and the consummation by it of the transactions contemplated hereby do not and will not (i) conflict with or violate any provision of the Investor’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Investor is subject (including federal and state securities laws and regulations), or by which any property or asset of the Investor is bound or affected.

4.4           The Investor understands that nothing in this Agreement, the Prospectus, the Disclosure Package, the Offering Information or any other materials presented to the Investor in connection with the purchase and sale of the Units constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors and made such investigation as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Units.  The Investor also understands that there is no established public trading market for the Warrants being offered in the Offering, and that the Company does not expect such a market to develop.  In addition, the Company does not intend to apply for listing the Warrants on any securities exchange or other trading market.  Without an active market, the liquidity of the Warrants will be limited.

4.5           Since the date on which a Placement Agent first contacted the Investor about the Offering, the Investor has not disclosed any information regarding the Offering to any third parties (other than its legal, accounting and other advisors who are bound by agreements or duties of confidentiality) and has not engaged in any purchases or sales involving the securities of the Company (including, without limitation, any Short Sales involving the Company’s securities).  The Investor covenants that it will not engage in any purchases or sales involving the securities of the Company (including Short Sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed.  The Investor agrees that it will not use any of the Securities acquired pursuant to this Agreement to cover any short position in the Common Stock if doing so would be in violation of applicable securities laws.  For purposes hereof, “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sales contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.

5.             Survival of Representations, Warranties and Agreements; Third Party Beneficiary.  Notwithstanding any investigation made by any party to this Agreement or by the Placement Agents, all covenants, agreements, representations and warranties made by the Company and the Investor herein will survive the execution of this Agreement, the delivery to the Investor of the Shares and Warrants being purchased and the payment therefor.  It is specifically agreed that the Placement Agents shall be third party beneficiaries with respect to the representations, warranties and agreements of the Investor in Section 4 hereof.

6.             Notices.  All notices, requests, consents and other communications hereunder shall be in writing, will be mailed (a) if within the domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile or (b) if delivered from outside the United States, by International Federal Express or facsimile, and (c) shall be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed and (iv) if delivered by facsimile, upon electronic confirmation of receipt and shall be delivered and addressed as follows:

(a)           if to the Company, to:

Lpath, Inc.

4025 Sorrento Valley Blvd.

San Diego, CA 92121

Attention: Scott R. Pancoast, President and Chief Executive Officer

Fax Number: (858) 678-0900

with copies (which shall not constitute notice) to:

DLA Piper LLP (US)

4365 Executive Drive, Suite 1100

San Diego, CA 92121

Attention: Jeffrey C. Thacker

Fax Number: (858) 638-5128

(b)           if to the Investor, at its address on the Signature Page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

7.             Changes.  This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

8.             Headings.  The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

9.             Severability.  In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

10.          Governing Law.  This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

11.          Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.  Delivery of a signed counterpart of this Agreement by facsimile or other electronic transmission shall constitute valid and sufficient delivery thereof.  The Company and the Investor acknowledge and agree that the Company shall deliver its counterpart to the Investor along with the Prospectus (or the filing by the Company of an electronic version thereof with the Commission).

12.          Confirmation of Sale.  The Investor acknowledges and agrees that such Investor’s receipt of the Company’s signed counterpart to this Agreement, together with the Prospectus (or the filing by the Company of an electronic version thereof with the Commission), shall constitute written confirmation of the Company’s sale of the Units to such Investor.

13.          Press Release.  The Company and the Investor agree that the Company shall, (i) prior to the opening of the financial markets in New York City on the business day immediately after the date hereof issue a press release announcing the Offering and disclosing all material information regarding the Offering and (ii) no later than the fourth business day after the date hereof file a Current Report on Form 8-K with the Securities and Exchange Commission including a form of this Agreement and a form of Warrant as exhibits thereto.

14.          Termination.  In the event that the Placement Agreement is terminated by the Placement Agents pursuant to the terms thereof, this Agreement shall terminate without any further action on the part of the parties hereto.

15.          Company Lock-Up.  For a period of ninety (90) days from the date hereof, the Company shall not, and shall cause each of its subsidiaries not to,  issue any shares of Common Stock or any options, rights, warrants or other securities convertible into or otherwise giving the holder thereof the right to subscribe for or otherwise acquire Common Stock (“Common Stock Equivalents”). The provisions of this Section 15 shall not apply to (i) the Company’s sale of the Units hereunder, (ii) the issuance of shares of Common Stock upon the exercise of the Warrants, the warrants issued to the Placement Agents and the warrants issued to the financial advisor, (iii) the issuance of Common Stock or options to acquire Common Stock pursuant to the Company’s employee benefit plans, qualified stock option plans or other employee compensation plans as such plans are in existence on the date hereof and described in the Registration Statement, (iv) the issuance of Common Stock pursuant to outstanding Common Stock Equivalents disclosed in the Registration Statement, so long as such Common Stock Equivalents are not amended after the date hereof to increase the number of shares of Common Stock issuable upon the exercise or conversion thereof or to decrease the exercise or conversion price thereof, and (v) Common Stock and Common Stock Equivalents issued as consideration for an acquisition or strategic transaction approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be a person or entity (or to the equityholders of a person or entity) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not, for the purposes of this clause (v), include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

[Exhibit A (Investor Questionnaire) Follows]

EXHIBIT A

LPATH, INC.

INVESTOR QUESTIONNAIRE

Pursuant to Section 3 of Annex I to the Agreement, please provide us with the following information:

1.             The exact name that your Shares and Warrants are to be registered in.  You may use a nominee name if appropriate:

2.             The relationship between the Investor and the registered holder listed in response to item 1 above:

3.             The mailing address of the registered holder listed in response to item 1 above:

Fax:

4.             The Social Security Number or Tax Identification Number of the registered holder listed in the response to item 1 above:

5.             Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Shares are maintained):

6.             DTC Participant Number:

7.             Name of Account at DTC Participant being credited with the Shares:

8.             Account Number at DTC Participant being credited with the Shares:

EXHIBIT B

LPATH, INC.

FORM OF WARRANT